UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2003

Overture Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26365 (Commission File Number)	95-4652060 (I.R.S. Employer Identification Number)

74 North Pasadena Avenue, 3rd Floor
Pasadena, California 91103
(Address of principal executive offices) (Zip Code)

Telephone: (626) 685-5600
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 23, 2003, entitled Overture Reports Strong Second Quarter 2003 Financial Results

ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER “ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION”)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.” The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On July 23, 2003, Overture Services, Inc. issued a press release “Overture Reports Strong Second Quarter 2003 Financial Results”, the text of which is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2003	Overture Services, Inc.

By: /s/ TODD TAPPIN

Todd Tappin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 23, 2003, entitled Overture Reports Strong Second Quarter 2003 Financial Results